Third Quarter 2022 Investor Presentation / November 2022 CSE: TRUL OTCQX: TCNNF Exhibit 99.2

Forward Looking Statements and Industry Data Unless the context otherwise requires, the terms “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. Certain statements in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”), which can often be identified by words such as “will”, “may”, “estimate”, “expect”, “plan”, “project”, “intend”, “anticipate” and other words indicating that the statements are forward-looking. These forward-looking statements relate to Trulieve’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding Trulieve’s expected revenue and adjusted EBITDA for fiscal 2022, its plans for expansion, potential acquisitions and expansion of the Company’s operations. Such forward-looking statements are expectations only and are subject to known and unknown risks, uncertainties and other important factors, including, but not limited to, risk factors included in this presentation, that could cause the Company’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements implied by such forward-looking statements. Such risks and uncertainties include, among others, dependence on obtaining and maintaining regulatory approvals, including acquiring and renewing state, local or other licenses; engaging in activities which currently are illegal under United States federal law and the uncertainty of existing protection from United States federal or other prosecution; regulatory or political change such as changes in applicable laws and regulations, including United States state-law legalization, particularly in Florida, due to inconsistent public opinion, perception of the medical-use and adult-use cannabis industry, bureaucratic delays or inefficiencies or any other reasons; any other factors or developments which may hinder market growth; reliance on management; and the effect of capital market conditions and other factors on capital availability; competition, including from more established or better financed competitors; and the need to secure and maintain corporate alliances and partnerships, including with customers and suppliers. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Please note: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, including its consumption, possession, cultivation, distribution, manufacturing, dispensing, and possession with intent to distribute. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold.

Management’s Use of Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted gross profit, adjusted net income, adjusted earnings per share, and adjusted EBITDA. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

Agenda Third Quarter 2022 Financial Highlights Retail Highlights Third Quarter 2022 Operational Highlights Financial Outlook Recent Developments Financial Results

Third Quarter 2022 Financial Highlights* Revenue increased 34% year-over-year and declined 6% sequentially to $301 million Gross profit of $168 million and gross margin of 56% in the third quarter compared to gross profit of $184 million and gross margin of 58% in the second quarter Net loss of $115 million** Adjusted net income of $4 million excludes: $26 million transaction, acquisition, integration, and other non-recurring charges $93 million in asset impairments, disposals and discontinued operations, primarily associated with the strategic repositioning away from margin dilutive and cash flow negative assets through the closure of dispensaries in California, redundant cultivation in Florida and the exit of wholesale operations in Nevada Adjusted EBITDA of $99 million, or 33% of revenue Cash at quarter end of $114 million *Adjusted net income and Adjusted EBITDA are Non-GAAP financial measures. See slides 14-16 for reconciliation to GAAP for all Non-GAAP financial measures. Numbers may not sum perfectly due to rounding. **Includes discontinued operations.

Retail Highlights Retail revenue decreased 5% sequentially to $284 million, 94% of revenue Florida revenue was impacted by lower net patient growth, rolling dosing limits, and Hurricane Ian Arizona traffic and revenue declined sequentially increased pricing pressure third quarter is seasonally slower depleted legacy inventory Pennsylvania retail revenue increased internally produced product sales almost doubled versus q1:22 higher sales of mid and value tier products

Third Quarter 2022 Operational Highlights Coordinated response and recovery efforts for Hurricane Ian. Deployed mobile tech and operational teams to deliver supplies and donations, assist recovery efforts, and restore operations Trulieve opened 11 new dispensaries in Phoenix and Tucson, Arizona, Apopka, Auburndale, Coral Springs, Hollywood, and Kissimmee, Florida; and Belle, Hurricane, Milton, and Morgantown, West Virginia Relocated one dispensary in Edgewater, Florida Closed two dispensaries in Palm Springs, CA permanently and closed one dispensary in King of Prussia, Pennsylvania for relocation next year Increased utilization at new indoor 750K square foot cultivation facility in Florida Produced 9 million finished goods units in q3:22 compared to 10 million in q2:22 Reduced plant count in Florida by 27% compared to q2:22 Commenced cultivation operations in Georgia to support retail launch in early 2023 Rolled out customer data platform in Arizona and Pennsylvania while deepening capabilities in Florida Contributed to the Smart and Safe Florida campaign, which aims to legalize adult use marijuana in Florida through a ballot initiative in November 2024

Financial Outlook Fourth Quarter Results Key Drivers: Holiday retail performance Promotional activity Sell through of inventory and branded products Ramp of 750K square foot indoor cultivation Wholesale performance Targeting Low End of Full Year 2022 Guidance: Revenue of $1.25 billion to $1.3 billion Adjusted EBITDA* of $415 million to $450 million Open 25-30 new dispensaries, relocate up to 6 dispensaries in Florida Financial Position: $114 million in cash as of September 30, 2022 Q4:22 capital expenditures expected to be lower than q3:22 $38 million capex Expect positive operating cash flow in q4:22 and free cash flow in 2023 *Adjusted EBITDA is a Non-GAAP financial measure. See slides 14-16 for reconciliation to GAAP for all Non-GAAP financial measures.

Recent Developments Launched Khalifa Kush Cannabis in Florida through exclusive partnership in October Trulieve opened 2 new dispensaries in in Sierra Vista, Arizona, and Land O’ Lakes, Florida Rebranded Glendale, Arizona dispensary and plan to rebrand additional Arizona locations Awarded cannabis cultivation license in Connecticut, allows for two additional dispensaries Operate 178 retail dispensaries and >4 million square feet of cultivation and processing capacity as of November 9, 2022

Financials

Financial Notes Transaction and non-recurring charges $26 million transaction, acquisition, integration, and other non-recurring charges includes $10 million contribution to FL ballot initiative campaign includes $5 million earnout expense for acquired cultivation capacity in Arizona Asset impairments and disposals $55 million in asset impairments and disposals associated with the closing of redundant cultivation facilities in Florida, underperforming retail assets in California, dispensary relocation in Pennsylvania, and redundant office space in Florida Discontinued operations $38 million loss from discontinued wholesale operations in Nevada Tax provision in q3:22 was $28 million due to one-time adjustment one-time adjustment to tax treatment of management fees tax provision expected to be inline with historical quarters moving forward paid cash taxes of $57 million during q3:22 and $162 million year to date

Financial Highlights*

INCOME STATEMENT HIGHLIGHTS

(USD millions)	Q3:22	Q2:22	Q1:22	Q4:21	Q3:21	Q2:21	Q1:21
Revenue	300.8	319.1	317.7	304.9	224.1	215.1	193.8
Gross Profit	168.0	183.8	180.5	134.1	153.9	144.5	135.3
Gross Margin	55.9%	57.6%	56.8%	44.0%	68.7%	67.2%	69.8%
Adjusted Gross Profit	171.9	183.7	185.3	180.6	155.0	146.7	139.0
Adjusted Gross Margin	57.1%	57.6%	58.3%	59.2%	69.2%	68.2%	71.7%
SG&A	113.6	108.9	106.4	116.9	79.9	61.5	57.3
SG&A as % Revenue	37.8%	34.1%	33.5%	38.3%	35.7%	28.6%	29.5%
Adjusted SG&A	92.0	91.9	95.1	96.4	67.6	57.6	52.6
Adjusted SG&A as % Revenue	30.6%	28.8%	29.9%	31.6%	30.2%	26.8%	27.2%
Depreciation and Amortization	30.2	30.0	28.4	27.4	7.7	6.7	5.4
Net Income (Loss)**	(114.6)	(22.5)	(32.0)	(71.5)	18.6	40.9	30.1
Net Income (Loss) Continuing Operations	(77.0)	(22.1)	(30.1)	(70.9)	18.6	40.9	30.1
Adjusted Net Income	3.5	(0.6)	1.7	0.8	36.2	47.0	38.5
EPS**	(0.61)	(0.12)	(0.16)	(0.49)	0.14	0.31	0.24
EPS Continuing Operations	(0.41)	(0.11)	(0.16)	(0.48)	0.14	0.31	0.24
Adjusted EPS	0.02	0.00	0.01	0.01	0.26	0.35	0.30
Adjusted EBITDA	98.8	111.3	105.4	100.9	98.0	94.9	90.8
Adjusted EBITDA Margin	32.8%	34.9%	33.2%	33.1%	43.7%	44.1%	46.8%



*Adjusted Gross Profit, Adjusted Net Income, Adjusted EPS and Adjusted EBITDA are Non-GAAP financial measures.
See slides 14-16 for reconciliation to GAAP for all Non-GAAP financial measures.
**Includes discontinued operations.

www.trulieve.com

12

Financial Highlights

Reconciliation of Non-GAAP Financial Measures Net Income (Loss) GAAP $ (114.6) $ 18.6 $ (22.5) $ (169.0) $ 89.6 Add (Deduct) Impact of: Interest Expense, net $ 19.3 $ 6.1 $ 19.7 $ 56.8 $ 20.7 Provision For Income Taxes $ 28.2 $ 41.6 $ 45.4 $ 116.7 $ 105.3 Depreciation and Amortization $ 30.2 $ 7.7 $ 30.0 $ 88.6 $ 19.8 Depreciation in COGS $ 14.6 $ 5.7 $ 13.8 $ 39.1 $ 14.4 EBITDA $ (22.3) $ 79.8 $ 86.4 $ 132.3 $ 249.7 Impairment and Disposal of Long-lived Assets $ 52.0 $ 0.0 $ 4.3 $ 70.2 $ 0.0 Results of Discontinued Operations $ 38.1 $ 0.0 $ 1.9 $ 42.3 $ 0.0 Acquisition and Transaction Costs $ 7.0 $ 11.1 $ 7.0 $ 17.2 $ 14.3 Integration and Transition Costs $ 6.7 $ 0.8 $ 5.1 $ 17.1 $ 2.7 Other Non-Recurring Expenses $ 1.9 $ 0.2 $ 3.5 $ 11.6 $ 1.6 Share-Based Compensation $ 4.3 $ 4.9 $ 5.7 $ 14.6 $ 6.4 Legislative Campaign Contributions $ 10.0 $ 0.0 $ 0.0 $ 10.0 $ 0.0 Impairment and Disposal of Non-Operating Assets $ 2.6 $ 0.0 $ 0.7 $ 6.0 $ 0.0 Inventory Step Up Fair Value $ 0.0 $ 0.7 $ 0.6 $ 1.0 $ 3.2 Covid Related Expenses $ 0.2 $ 0.5 $ 0.2 $ 0.8 $ 6.0 Other Expense (Income), net $ (0.4) $ (0.1) $ (1.7) $ (3.0) $ (0.4) Fair Value of Derivative Liabilities - Warrants $ (0.4) $ 0.0 $ (1.4) $ (2.6) $ 0.0 Non-Controlling Interest $ (0.9) $ 0.0 $ (1.1) $ (1.9) $ 0.0 Adjusted EBITDA Non-GAAP $ 98.8 $ 98.0 $ 111.3 $ 315.5 $ 283.7 For the Nine Months Ended September 30, 2022 September 30, 2021 (Amounts expressed in millions of United States dollars) September 30, 2022 September 30, 2021 June 30, 2022 For the Three Months Ended

Reconciliation of Non-GAAP Financial Measures Gross Profit GAAP $ 168.0 $ 153.9 $ 183.8 $ 532.3 $ 433.7 Gross Margin % GAAP 56% 69% 58% 57% 69% Add (Deduct) Impact of: Inventory Step Up Fair Value $ 0.0 $ 0.7 $ 0.6 $ 1.0 $ 3.2 Transaction, Acquisition, and Integration Costs $ 3.8 $ 0.4 $ (0.8) $ 7.4 $ 3.9 Adjusted Gross Profit Non-GAAP $ 171.9 $ 155.0 $ 183.7 $ 540.8 $ 440.8 Adjusted Gross Margin % Non-GAAP 57% 69% 58% 58% 70% (Amounts expressed in millions of United States dollars) September 30, 2022 September 30, 2021 June 30, 2022 For the Three Months Ended For the Nine Months Ended September 30, 2022 September 30, 2021

Reconciliation of Non-GAAP Financial Measures Net Income (Loss) GAAP $ (114.6) $ 18.6 $ (22.5) $ (169.0) $ 89.6 Add (Deduct) Impact of: Share-Based Compensation Related Premiums $ 0.0 $ 4.2 $ 0.0 $ 0.0 $ 4.2 Warrant Liability Adjustment $ (0.4) $ 0.0 $ (1.4) $ (2.6) $ 0.0 Inventory Step Up Fair Value $ 0.0 $ 0.7 $ 0.6 $ 1.0 $ 3.2 Transaction, Acquisition, and Integration Costs $ 25.5 $ 12.2 $ 15.6 $ 55.9 $ 18.7 Covid Related Expenses $ 0.2 $ 0.5 $ 0.2 $ 0.8 $ 6.0 Divestment and Sale of Non-Operating Assets $ 2.6 $ 0.0 $ 0.7 $ 6.0 $ 0.0 Impairment and Disposal of Long-lived Assets $ 52.0 $ 0.0 $ 4.3 $ 70.2 $ 0.0 Results of Discontinued Operations $ 38.1 $ 0.0 $ 1.9 $ 42.3 $ 0.0 Adjusted Net Income Non-GAAP $ 3.5 $ 36.2 $ (0.6) $ 4.6 $ 121.7 (Amounts expressed in millions of United States dollars) September 30, 2022 September 30, 2021 June 30, 2022 For the Three Months Ended For the Nine Months Ended September 30, 2022 September 30, 2021 Earnings (Loss) Per Share GAAP $ (0.61) $ 0.14 $ (0.12) $ (0.90) $ 0.68 Add (Deduct) Impact of: Share-Based Compensation Related Premiums $ 0.00 $ 0.03 $ 0.00 $ 0.00 $ 0.03 Warrant Liability Adjustment $ (0.00) $ 0.00 $ (0.01) $ (0.01) $ 0.00 Inventory Step Up Fair Value $ 0.00 $ 0.01 $ 0.00 $ 0.01 $ 0.02 Transaction, Acquisition, and Integration Costs $ 0.14 $ 0.09 $ 0.08 $ 0.30 $ 0.14 Covid Related Expenses $ 0.00 $ 0.00 $ 0.00 $ 0.00 $ 0.05 Divestment and Sale of Non-Operating Assets $ 0.01 $ 0.00 $ 0.00 $ 0.03 $ 0.00 Impairment and Disposal of Long-lived Assets $ 0.28 $ 0.00 $ 0.02 $ 0.37 $ 0.00 Results of Discontinued Operations $ 0.20 $ 0.00 $ 0.01 $ 0.23 $ 0.00 Adjusted Earnings Per Share Non-GAAP $ 0.02 $ 0.27 $ 0.00 $ 0.03 $ 0.93 (Amounts expressed in millions of United States dollars) September 30, 2022 September 30, 2021 June 30, 2022 For the Three Months Ended For the Nine Months Ended September 30, 2022 September 30, 2021

Regional Hubs: Cultivation, Processing, Retail Capacity FL CA MA PA AZ MD WV AZ CO CT GA 178 Stores As of November 9, 2022 All stores owned, operated, or affiliated >4.0 M ft2 Cultivation & Processing As of September 30, 2022 Operational Arizona California Colorado Connecticut Florida Maryland Massachusetts Pennsylvania West Virginia Pre-Revenue Georgia Ohio SOUTHWEST 23 stores >0.4M ft2 cultivation & processing NORTHEAST 34 stores >0.5M ft2 cultivation & processing SOUTHEAST 121 stores >3.1M ft2 cultivation & processing OH

House of Brands  Trulieve Brands  VALUE MID PREMIUM Partner Brands

Thank You CSE: TRUL OTCQX: TCNNF @Trulieve/@Trulieve_IR ir@trulieve.com